OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Supplement dated September 28, 2018 to the

Summary Prospectus dated October 27, 2017,

as revised November 13, 2017

This supplement amends the Summary Prospectus of Oppenheimer International Small-Mid Company Fund (the "Fund"), and is in addition to any other supplements.

Effective immediately:

The Summary Prospectus is revised as follows:

1.	The section titled "Portfolio Manager" is deleted in its entirety and replaced with the following:

Portfolio Manager. Frank Jennings has been a portfolio manager of the Fund since September 2018.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

September 28, 2018                                                                                                    PS0815.048